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                         MAFCO CONSOLIDATED GROUP INC.

                                              Issuer



                                 -------------


                         VALUE SUPPORT RIGHTS AGREEMENT

                         Dated as of November 25, 1996


                                 -------------


                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                              Trustee

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                               TABLE OF CONTENTS(1)

                                                                          Page
                                                                          ----

PARTIES...................................................................  1

RECITALS..................................................................  1

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1  Definitions.........................................  2
         Section 1.2  Compliance and Opinions............................. 13
         Section 1.3  Form of Documents Delivered to Trustee.............. 15
         Section 1.4  Acts of Holders..................................... 16
         Section 1.5  Notices, etc., to Trustee and Company............... 18
         Section 1.6  Notice to Holders; Waiver........................... 18
         Section 1.7  Conflict with Trust Indenture Act................... 19
         Section 1.8  Effect of Headings and Table of Contents............ 19
         Section 1.9  Successors and Assigns.............................. 19
         Section 1.10  Benefits of Agreement.............................. 20
         Section 1.11  Governing Law...................................... 20
         Section 1.12  Legal Holidays..................................... 20
         Section 1.13  Separability Clause................................ 20
         Section 1.14  No Recourse Against Others......................... 20

                                   ARTICLE 2
                                 SECURITY FORMS

         Section 2.1  Forms Generally..................................... 21
         Section 2.2  Form of Face of Security............................ 22
         Section 2.3  Form of Reverse of Security......................... 24
         Section 2.4  Form of Trustee's Certificate of
                           Authentication................................. 32

                                   ARTICLE 3
                                 THE SECURITIES

         Section 3.1  Title and Terms..................................... 33
         Section 3.2  Registrable Form.................................... 40
         Section 3.3  Execution, Authentication, Delivery and
                           Dating......................................... 40
         Section 3.4  Temporary Securities................................ 41
         Section 3.5  Registration, Registration of Transfer
                           and Exchange................................... 42
         Section 3.6  Mutilated, Destroyed, Lost and Stolen
                           Securities..................................... 44
         Section 3.7  Presentation of VSR Certificate..................... 45
         Section 3.8  Persons Deemed Owners............................... 46
         Section 3.9  Cancellation........................................ 46

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    1    Note:  This table of contents shall not, for any purpose, be deemed to be a part of this Agreement.

                                       i




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                                                                          Page
                                                                          ----
                                   ARTICLE 4
                                  THE TRUSTEE

         Section 4.1  Certain Duties and Responsibilities................. 47
         Section 4.2  Certain Rights of Trustee........................... 49
         Section 4.3  Not Responsible for Recitals or Issuance
                           of Securities.................................. 51
         Section 4.4  May Hold Securities................................. 51
         Section 4.5  Money Held in Trust................................. 51
         Section 4.6  Compensation and Reimbursement...................... 51
         Section 4.7  Disqualification; Conflicting Interests............. 53
         Section 4.8  Corporate Trustee Required; Eligibility............. 53
         Section 4.9  Resignation and Removal; Appointment of
                           Successor...................................... 53
         Section 4.10  Acceptance of Appointment of Successor............. 56
         Section 4.11  Merger, Conversion, Consolidation or
                           Succession to Business......................... 56
         Section 4.12  Preferential Collection of Claims
                           Against Company................................ 57

                                   ARTICLE 5
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 5.1  Company to Furnish Trustee Names and
                           Addresses of Holders........................... 58
         Section 5.2  Preservation of Information; Communications
                           to Holders..................................... 58
         Section 5.3  Reports by Trustee.................................. 59
         Section 5.4  Reports by Company.................................. 59

                                   ARTICLE 6
                                   AMENDMENTS

         Section 6.1  Amendments Without Consent of Holders............... 60
         Section 6.2  Amendments with Consent of Holders.................. 62
         Section 6.3  Execution of Amendments............................. 63
         Section 6.4  Effect of Amendments; Notice to Holders............. 64
         Section 6.5  Conformity with Trust Indenture Act................. 64
         Section 6.6  Reference in Securities to Amendments............... 64

                                   ARTICLE 7
                                   COVENANTS

         Section 7.1  Payment of Amounts, if any, to Holders.............. 65
         Section 7.2  Maintenance of Office or Agency..................... 65
         Section 7.3  Money for Security Payments to Be Held
                           in Trust....................................... 67
         Section 7.4  Certain Purchases and Sales......................... 68
         Section 7.5  Listing of Securities............................... 69
         Section 7.6  Registration of Debt Securities; TIA................ 69
         Section 7.7  Minimum Principal Amount of Debt Securities......... 69
         Section 7.8  Manipulative Transactions........................... 70
         Section 7.9  Statement as to Compliance.......................... 70

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                                                                          Page
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         Section 7.10  Notice of Default.................................. 71

                                   ARTICLE 8
            REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

         Section 8.1  Event of Default Defined; Acceleration
                           of Maturity; Waiver of Default................. 71
         Section 8.2  Collection of Indebtedness by Trustee;
                           Trustee May Prove Debt......................... 74
         Section 8.3  Application of Proceeds............................. 78
         Section 8.4  Suits for Enforcement............................... 79
         Section 8.5  Restoration of Rights on Abandonment of
                           Proceedings.................................... 80
         Section 8.6  Limitations on Suits by Holders..................... 80
         Section 8.7  Unconditional Right of Holders to
                           Institute Certain Suits........................ 81
         Section 8.8  Powers and Remedies Cumulative; Delay
                           or Omission Not Waiver of Default.............. 82
         Section 8.9  Control by Holders.................................. 82
         Section 8.10  Waiver of Past Defaults............................ 83
         Section 8.11  Trustee to Give Notice of Default, But
                           May Withhold in Certain Circumstances.......... 84
         Section 8.12  Right of Court to Require Filing of
                           Undertaking to Pay Costs....................... 85

                                   ARTICLE 9
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         Section 9.1  Company May Consolidate, etc., on
                           Certain Terms.................................. 85
         Section 9.2  Successor Person Substituted........................ 86
         Section 9.3  Opinion of Counsel to Trustee....................... 87


Exhibit A - Terms of Indenture

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Reconciliation and tie between Trust Indenture Act of 1939 and Value Support
Rights Agreement, dated as of November 25, 1996.

Trust Indenture Act Section                              Agreement Section
---------------------------                              -----------------
ss.310   (a)(1)..........................................    4.9
         (a)(2)..........................................    4.9
         (a)(3)..........................................    Not Applicable
         (a)(4)..........................................    Not Applicable
         (b).............................................    4.7, 4.9
ss.311   (a).............................................    4.13(a)
         (b).............................................    4.13(b)
         (b)(2)..........................................    5.3(a)(2), 5.3(b)
ss.312   (a).............................................    5.1, 5.2(a)
         (b).............................................    5.2(b)
         (c).............................................    5.2(c)
ss.313   (a).............................................    5.3(a)
         (b).............................................    5.3(b)
         (c).............................................    5.3(a), 5.3(b)
         (d).............................................    5.3(c)
ss.314   (a).............................................    5.4
         (b).............................................    Not Applicable
         (c)(1)..........................................    1.2
         (c)(2)..........................................    1.2
         (c)(3)..........................................    Not Applicable
         (d).............................................    Not Applicable
         (e).............................................    1.2
ss.315   (a).............................................    4.1(a)
         (b).............................................    8.11, 5.3(a)(6)
         (c).............................................    4.1(b)
         (d).............................................    4.1(c)
         (d)(1)..........................................    4.1(a)(1)
         (d)(2)..........................................    4.1(c)(2)
         (d)(3)..........................................    4.1(c)(3)
         (e).............................................    8.1, 8.12
ss.316   (a).............................................    1.1
         (a)(1)(A).......................................    8.9
         (a)(1)(B).......................................    8.10
         (a)(2)..........................................    Not Applicable
         (b).............................................    8.7
ss.317(a)(1).............................................    8.2
         (a)(2)..........................................    8.2
         (b).............................................    7.3
ss.318(a) ...............................................    1.7

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Note:  This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Agreement.

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                             INDEX OF DEFINED TERMS
                             ----------------------
Term                                                        Where Defined
----                                                        -------------
Accounting Firm............................................... ss. 3.1(c)
Act........................................................... ss. 1.4
Adjustment Event.............................................. ss. 3.1(k)
Affiliate..................................................... ss. 1.1
Agreement..................................................... ss. 1.1
Applicable Number............................................. ss. 1.1
Authorized Newspaper.......................................... ss. 1.1
Base Amount................................................... ss. 1.1
big six....................................................... ss. 3.1(c)
Board of Directors............................................ ss. 1.1
Board Resolution.............................................. ss. 1.1
Business Day.................................................. ss. 1.1
Change of Control............................................. ss. 1.1
Commission.................................................... ss. 1.1
Company....................................................... ss. 1.1
Company Order................................................. ss. 1.1
Company Request............................................... ss. 1.1
control, controlling, controlled.............................. ss. 1.1
Corporate Trust Office........................................ ss. 1.1
default or Defaults........................................... ss. 8.11
Default Payment Amount........................................ ss. 1.1
Default Payment Date.......................................... ss. 1.1
Default Interest Rate......................................... ss. 1.1
Designated Options............................................ ss. 1.1
Distribution Amount........................................... ss. 1.1
Effective Date................................................ ss. 1.1
Event of Default.............................................. ss. 8.1
Exchange Act.................................................. ss. 5.4(a)(i)
Exchange Act Documents........................................ ss. 1.1
generally accepted accounting principles...................... ss. 1.1
Holder........................................................ ss. 1.1
indemnitee.................................................... ss. 4.6(c)
Indenture..................................................... Exhibit A
Independent Financial Expert.................................. ss. 1.1
Market Price.................................................. ss. 1.1
Maturity Date................................................. ss. 1.1
Minimum Principal Per Holder.................................. ss. 7.7
NASDAQ........................................................ ss. 1.1
NMS/NASDAQ.................................................... ss. 1.1
Notes......................................................... Exhibit A
Notice of Default............................................. ss. 8.1(b)
Officers' Certificate......................................... ss. 1.1
Opinion of Counsel............................................ ss. 1.1
Optional Call Date............................................ ss. 1.1
Optional Call Payment Amount.................................. ss. 3.1(d)
Optional Call Payment Date.................................... ss. 3.1(d)
Outstanding................................................... ss. 1.1
Owed Principal Amount......................................... ss. 7.7
Paying Agent.................................................. ss. 1.1
Payment Notes................................................. ss. 7.6
PCT........................................................... Recitals
PCT Common Stock.............................................. ss. 1.1
Person........................................................ ss. 1.1
Prohibited Activity........................................... ss. 1.1
Purchase Agreement............................................ Recitals
Purchaser..................................................... Recitals
Redemption Event.............................................. ss. 3.1(h)
Redemption Notice Date........................................ ss. 3.1(h)
Redemption Payment Date....................................... ss. 3.1(h)
Redemption Price.............................................. ss. 3.1(h)

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Redemption Transaction........................................ ss. 3.1(h)
Responsible Officer........................................... ss. 1.1
Securities.................................................... Recitals
Security Register............................................. ss. 3.5
Security Registrar............................................ ss. 3.5
Subsidiary.................................................... ss. 1.1
Total Disposition............................................. ss. 1.1
Total Disposition Amount...................................... ss. 1.1
Total Disposition Payment Date................................ ss. 3.1(e)
Trust Indenture Act........................................... ss. 1.1
Trustee....................................................... ss. 3.1
Value Support Rights.......................................... ss. 3.1
vice president................................................ ss. 1.1
Voting Securities............................................. ss. 1.1
VSR Certificate............................................... ss. 1.1
VSRs.......................................................... Recitals
30-Day Average Market Price................................... ss. 2.3

                                       vi




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         VALUE SUPPORT RIGHTS AGREEMENT, dated as of November 25, 1996, by and between MAFCO CONSOLIDATED GROUP INC., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, as trustee (the "Trustee").

         RECITALS OF THE COMPANY

         WHEREAS, the Company has duly authorized the creation of an issue of value support rights (the "Securities" or "VSRs"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Agreement;

         WHEREAS, pursuant to the Stock and VSR Purchase Agreement dated as of October 23, 1996 (the "Purchase Agreement") by and among the Company, Power Control Technologies, Inc., a Delaware corporation ("PCT"), and PCT International Holdings, Inc., a Delaware corporation and wholly owned subsidiary of PCT ("Purchaser"), the Company agreed to sell to Purchaser all of the outstanding common stock of Flavors Holdings Inc., a Delaware corporation, and the Company agreed to issue to Purchaser the Securities;

         WHEREAS, pursuant to the Purchase Agreement, Purchaser and PCT are obligated to deliver the Securities to all holders of PCT Common Stock (as defined herein) and preferred stock, par value $.01 per share, of PCT; and

         WHEREAS, all things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company and to make this Agreement a valid agreement of the Company, all in accordance with their and its terms.

         NOW, THEREFORE, for and in consideration of the premises





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and the consummation of the transactions referred to above, it is covenanted and agreed, for the equal and proportionate benefit of all Holders (as defined below) of the Securities, as follows:

                                   ARTICLE 1

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1 Definitions.

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

              (b) all accounting terms used herein and not expressly defined herein shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted as of the date of this Agreement;

              (c) all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the meanings assigned to them therein; and

              (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to

                                       2




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any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

         "Applicable Number", initially shall be equal to one, subject to adjustment in accordance with Section 3.1(k).

         "Authorized Newspaper" means The Wall Street Journal (Eastern Edition), or if The Wall Street Journal (Eastern Edition) shall cease to be published, or, if the publication or general circulation of The Wall Street Journal (Eastern Edition) shall be suspended for whatever reason, such other English language newspaper of general circulation in The City of New York, New York as is selected by the Company.

         "Base Amount" means, as of any date of determination, the excess (rounded to the nearest $.01) of (a)(x) $10.25, if the date of determination occurs on or before January 1, 1998, or (y) $11.00, if the date of determination occurs after January 1, 1998, over (b) the Distribution Amount (as defined herein).

         "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification,

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and delivered to the Trustee.

         "Business Day" means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York, New York are not authorized or obligated by law or executive order to close and, if the VSRs are listed on a national securities exchange, such exchange is open for trading.

         "Change of Control" shall mean, with respect to any specified Person, the occurrence of one or more of the following events: (i) a Person or entity or a group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of shares representing 50% or more of the voting power of the outstanding shares of voting stock of such specified Person; (ii) such specified Person or any subsidiary of such specified Person shall merge or consolidate with any other Person and after giving effect to such merger or consolidation the holders of the voting stock of such specified Person immediately prior thereto will own shares representing less than 50% of the voting power of the voting stock of such specified Person or its ultimate parent; (iii) a sale or other disposition of all or substantially all of the assets of such specified Person; (iv) the issuance of shares of voting stock by such specified Person which would result in the number of shares of voting stock of such specified Person outstanding after such issuance being equal to or in excess of 150% of the number of shares of voting stock of such specified Person outstanding as of the Effective Date (subject to appropriate adjustment in the event of a stock split, stock divi-

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dend, recapitalization or other similar event applicable to shares of voting stock following the Effective Date); and (v) if such specified Person is PCT, individuals who would constitute a majority of the nominees to be elected to the Board of Directors of PCT at any meeting of stockholders or by written consent (without regard to any members of the Board of Directors elected pursuant to the terms of any class or series of preferred stock of PCT) shall be elected to the Board of Directors where the election or nomination for election by PCT's stockholders of such directors was not approved by a vote of at least a majority of the directors in office immediately prior to such election.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act (as defined herein), or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person (as defined herein) named as the "Company" in the first paragraph of this Agreement, until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act ss.ss. 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the chairman

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of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Agreement is located at 40 Wall Street, 46th Floor, New York, New York 10005, Attention:
Office of the General Counsel.

         "Default Payment Amount" means, as of a Default Payment Date (as defined herein), an amount, if any, determined by the Accounting Firm, equal to the lesser of (i) the excess, if any, of (x) the Base Amount determined as of such Default Payment Date over (y) the 30-Day Average Market Price determined as of such Default Payment Date and (ii) $3.25.

         "Default Interest Rate" means 8.46% per annum.

         "Default Payment Date" means the date upon which the Securities become due and payable pursuant to Section 8.1.

         "Distribution Amount" means, as of any date of determination, the sum of (i) the value of all cash dividends or other cash distributions declared and paid with respect to the Applicable Number of shares of PCT Common Stock,
(ii) all cash received by a holder of PCT Common Stock with respect to the Applicable Number of shares of PCT Common Stock as consideration in a merger, consolidation or other business combination, (iii) the fair market value, as determined by the Independent Financial Expert, of all dividends or other distributions consisting of property or assets (other than cash, the Securities or other securities, but including any rights,

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warrants, options to purchase Securities or other securities that expire prior to an Optional Call Date or the Maturity Date, as the case may be (collectively, "Designated Options")), declared and paid with respect to the Applicable Number of shares of PCT Common Stock and (iv) the fair market value, as determined by the Independent Financial Expert, of all consideration consisting of property or assets (other than cash, the Securities or other securities, but including Designated Options) received by a holder of PCT Common Stock with respect to the Applicable Number of shares of PCT Common Stock as consideration in a merger, consolidation or other business combination, in all such cases from the Effective Date to such date of determination.

         For the purposes of this definition, (x) the amount of dividends declared and paid and the amount of consideration received with respect to the Applicable Number of shares of PCT Common Stock shall include dividends declared and paid and consideration received with respect to any securities paid as dividends or received as consideration with respect to the Applicable Number of shares of PCT Common Stock and (y) the fair market value of any Designated Option, as of any date of determination, shall equal the excess, if any, of the average of the Market Prices of the security underlying such Designated Option for the 30 consecutive trading days ended on the Business Day immediately prior to such date of determination (or if the underlying security no longer exists, for the 30 consecutive trading days ended on the Business Day immediately prior to the date of the transaction as a result of which such security ceased to exist) over the exercise price therefor provided in such Designated Option; provided that, if on the date any such Designated Option

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expired, the Market Price of the security underlying such Designated Option was less than the exercise price therefor provided in such Designated Option, the fair market value of such Designated Option shall equal zero.

         "Effective Date" means November 30, 1996.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Independent Financial Expert" means a nationally recognized investment banking firm selected by the Company, that does not have a direct or indirect ownership interest in the Company or any of its Affiliates and that at the time it is called upon to give independent financial advice to the Company, is not (and none of whose directors, officers or Affiliates is) a director or officer of the Company or any of its Affiliates; provided, that, notwithstanding the foregoing, no such investment banking firm shall be disqualified from serving as an Independent Financial Expert solely by reason of its ownership, in the ordinary course of business, for its own account or for the account of any customer of securities of the Company or any Affiliate of the Company.

         "Market Price" means, as of any date of determination, for any security, the last reported sale price as reported on the principal national securities exchange on which such security is then listed, or, if (i) such security is not listed on a national securities exchange or (ii) such security is listed on a national securities exchange but the majority of the trading volume with respect to such security is effected on the NMS/NASDAQ, the last reported sale price as reported on the NMS/NASDAQ, or, if such security is not listed on a national securities exchange and is not quoted on NMS/NASDAQ the average of the highest reported bid and lowest reported asked quotation on the NASDAQ or, if such security is not listed on a national securities exchange and is not quoted by NMS/NASDAQ or NASDAQ but is traded in the over-the-counter market, the fair market value as determined by an Independent Financial Expert.

         "Maturity Date" means January 1, 1999.

         "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

         "NMS/NASDAQ" means the National Market System of NASDAQ.

         "Officers' Certificate," when used with respect to the Company means a certificate signed by the chairman of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary of the Company delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

         "Optional Call Date" means each April 1, July 1, October 1 and January 1 from and including April 1, 1997 to and including October 1, 1998.

         "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Agreement, except:

              (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

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              (b) From and after the earliest of the Default Payment Date, the
    Total Disposition Payment Date, an Optional Call Date or the Maturity Date, Securities for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust, or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; and

              (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Agreement, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company, whether held as treasury stock or otherwise, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

         "PCT Common Stock" means the common stock, par value $.01 per share, of PCT.

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         "Paying Agent" means any Person authorized by the Company to pay the amount determined pursuant to Section 3.1, if any, on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

         "Prohibited Activity" means, with respect to any period, any acquisition or disposition in open market transactions, private transactions or otherwise, of (i) any shares of PCT Common Stock, (ii) any securities convertible into or exchangeable for shares of PCT Common Stock or (iii) any securities which holders of PCT Common Stock have received with respect to their shares of PCT Common Stock, whether as a dividend or distribution or in connection with a merger, consolidation or otherwise (other than, in each case, (w) shares of PCT Common Stock acquired on behalf of any 401k plan established for PCT and its subsidiaries to satisfy participant directions and related company matching obligations, (x) shares issued or acquired pursuant to employee stock options granted to directors, officers or employees in the ordinary course of business prior to the first day of such period, (y) sales or other dispositions of shares by directors or officers, or (z) acquisitions of up to an aggregate of 25,000 shares of PCT Common Stock in the open market by directors or officers of PCT).

         "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office and also means, with respect to any particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Subsidiary" means each Person more than 50% of the outstanding Voting Securities of which is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

         "30-Day Average Market Price" means, as of any date of determination, the average of the Market Price of the Applicable Number of shares of PCT Common Stock for the 30 consecutive trading days ended on the Business Day immediately prior to such date of determination. For purposes of this definition, the Market Price of the Applicable Number of shares of PCT Common Stock shall (following such receipt) include the Market Price of any securities (other than the Securities) which shall have been received by a holder of PCT Common Stock with respect to the Applicable Number of shares of PCT Common Stock from the Effective Date to the date of determination, whether as a dividend or other distribution or in connection with a merger, consolidation or other business combination or a reclassification of PCT Common Stock.

         "Total Disposition" means (i) one or more mergers, consolidations or other business combinations, involving PCT after giving effect to which no shares of PCT Common Stock shall remain outstanding or registered under the Exchange Act, (ii) a sale, transfer or other disposition in one or a series of transactions, of all or substantially all of the assets of PCT, or (iii) a reclassification of PCT Common Stock as the capital stock of any other Person (other than an Affiliate of PCT).

         "Total Disposition Amount" means, the sum of the fair market value, as determined by an Independent Financial Expert, of

(A) the consideration, if any, received with respect to the Applicable Number of shares of PCT Common Stock by the holder thereof as a result of such Total Disposition, or (B) if an election of the type of consideration to be received by the holders of PCT Common Stock is made, the consideration selected by a majority of such stockholders (and assuming such holder did not exercise any right of appraisal granted under law).

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Agreement, until a successor Trustee shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean such successor Trustee.

         "VSR Certificate" means a certificate representing any of the VSRs.

         "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."

         "Voting Securities" means securities having ordinary voting power to elect a majority of the directors irrespective of whether or not stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency.

         Section 1.2 Compliance and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Agreement, the Company shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signor, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

              (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 1.3 Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company.

         Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

         Section 1.4 Acts of Holders.

              (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 4.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Agreement. If not set by the Company prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for such action shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.1 of this Agreement prior to such solicitation. If a record date is fixed, those Persons who were Holders of Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or, except with respect to clause (d) below, to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

              (c) The ownership of Securities shall be proved by the Security Register. Neither the Company nor the Trustee nor any Agent of the Company or the Trustee shall be affected by any notice to the contrary.

              (d) At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 1.4, of the taking of any action by the Holders of the Securities specified in this Agreement in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section 1.4, revoke such action so far as concerns such Security. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         Section 1.5 Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

              (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, Attention: Office of the General Counsel; or

              (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 35 East 62nd Street, New York, New York 10021, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

         Section 1.6 Notice to Holders; Waiver.

         Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Agreement, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 1.7 Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

         Section 1.8 Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.9 Successors and Assigns.

         All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 1.10 Benefits of Agreement.

         Nothing in this Agreement or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for sole benefit of the parties hereto and their successors and of the Holders.

         Section 1.11 Governing Law.

         This Agreement and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

         Section 1.12 Legal Holidays.

         In the event that an Optional Call Date, the Maturity Date, the Total Disposition Payment Date or the Default Payment Date, as the case may be, shall not be a Business Day, then (notwithstanding any provision of this Agreement or the Securities to the contrary) payment on the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on an Optional Call Date, the Maturity Date, the Total Disposition Payment Date or the Default Payment Date, as the case may be.

         Section 1.13 Separability Clause.

         In case any provision in this Agreement or in the VSRs shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.14 No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company or the Trustee under the Securities or the Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                                   ARTICLE 2

                                 SECURITY FORMS

         Section 2.1 Forms Generally.

         The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may be required by law or any rule or regulation pursuant thereto, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 2.2 Form of Face of Security.

                         MAFCO CONSOLIDATED GROUP INC.
No. _____          Certificate for ___ Value Support Rights

         This Certificate expires on January 1, 1999 unless redeemed or otherwise terminated.

         This certifies that _______________, or registered assigns (the "Holder"), is the registered holder of the number of Value Support Rights ("VSRs") set forth above. Each VSR entitles the Holder, subject to the provisions contained herein and in the Agreement referred to on the reverse hereof, to a payment from Mafco Consolidated Group Inc., a Delaware corporation (the "Company"), in an amount determined pursuant to the provisions set forth on the reverse hereof and as more fully described in the Agreement. Such payment, if any, shall be made on the Optional Call Payment Date, the Maturity Date, the Redemption Payment Date upon a redemption, the Default Payment Date upon the occurrence of an Event of Default or the Total Disposition Payment Date upon the occurrence of a Total Disposition.

         Payment of any amounts pursuant to this VSR Certificate shall be made only upon presentation by the Holder hereof, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts. However, the Company may pay such amounts by its check payable in such money, or as provided on the reverse hereof. American Stock Transfer & Trust Company has been appointed as paying agent in the Borough of Manhattan, the City of New York.

         Reference is hereby made to the further provisions of this VSR Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this VSR Certificate shall not be entitled to any benefit under the Agreement, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

              Dated:                   MAFCO CONSOLIDATED
                                         GROUP INC.


                                       By
                                          ---------------------------
Attest:


-----------------------------          [SEAL]
Authorized Signature

         Section 2.3 Form of Reverse of Security.

         This VSR Certificate is issued under and in accordance with the Value Support Rights Agreement, dated as of November 25, 1996 (the "Agreement"), between the Company and American Stock Transfer & Trust Company, as trustee (the "Trustee," which term includes any successor Trustee under the Agreement), and is subject to the terms and provisions contained in the Agreement, to all of which terms and provisions the Holder of this VSR Certificate consents by acceptance hereof. The Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the VSRs. Capitalized terms not otherwise defined shall have the meanings set forth in the Agreement.

         Unless the right to receive payment hereunder previously has been satisfied in connection with an Optional Call Date, a Total Disposition, an Event of Default or a Redemption Event as provided below, the Company shall pay to the Holder hereof on January 1, 1999 (the "Maturity Date"), for each VSR represented hereby an amount, if any, as determined by an independent "big six" accounting firm (other than the accounting firm or firms serving as the principal auditors for the Company or PCT) selected by the Company (the "Accounting Firm"), equal to the lesser of (x) the excess, if any, of the Base Amount determined as of such date, over the 30-Day Average Market Price determined as of such date and (y) $3.25. Such determinations by the Accounting Firm absent manifest error shall be final and binding on the Company and the Holders.

         Upon an Optional Call Date, the Company may, in its sole discretion, pay to the Holder hereof for each VSR represented hereby an amount, as determined by the Accounting Firm, payable in cash equal to the lesser of (x) the excess, if any, of the Base Amount determined as of an Optional Call Date, over the 30-Day Average Market Price determined as of such date and (y) $3.25; provided, however, such amount (the "Optional Call Payment Amount") shall in no event be less than $0.50 if such Optional Call Date is on or prior to January 1, 1998. Such determinations by the Accounting Firm absent manifest error shall be final and binding on the Company and the Holders. Such payment shall be made on any date (the "Optional Call Payment Date") established by the Company, which in no event shall be more than 30 days after the Optional Call Date, to holders of record at the close of business on the tenth business day following such Optional Call Date. In the event the Company exercises its optional right to call the Securities on an Optional Call Date, the Company shall issue a press release on such date announcing such event, the Optional Call Payment Amount and the Optional Call Payment Date. As soon as practicable following such Optional Call Date, the Company shall give the Holder and the Trustee hereof notice that the Company has exercised its optional right to call the Securities, the Optional Call Payment Amount and the Optional Call Payment Date; provided, however, such notice to Holders may, at the option of the Company, occur simultaneously with the payment of the Optional Call Payment Amount.

         Upon the consummation of a Total Disposition, the Company shall pay to the Holder hereof for each VSR represented hereby an amount, if any, as determined by the Accounting Firm, equal to the lesser of (x) the excess, if any, of the Base Amount, determined as of the Total Disposition Payment Date over the Total Disposition Amount and (y) $3.25. Such determinations by the Accounting Firm and any Independent Financial Expert absent manifest error shall be final and binding on the Company and the Holder. Such payment shall be made on any date (the "Total Disposition Payment Date") established by the Company, which in no event shall be more than 30 days after the date on which the Total Disposition was consummated. As soon as practicable following a Total Disposition, the Company shall give the Holder and the Trustee hereof notice of such Total Disposition and the Total Disposition Payment Date.

         Upon the occurrence and during the continuance of an Event of Default, either the Trustee or the Holders of not less than 25% of the Securities outstanding, by delivery of a written notice to the Company (and to the Trustee if given by the Holders), may declare the Securities to be due and payable immediately, and upon any such declaration the Company shall pay to each Holder for each VSR held by such Holder the Default Payment Amount with interest at the Default Interest Rate from the Default Payment Date through the date payment is made or duly provided for.

         In the event that it is determined that no amount is payable on the VSRs to the Holder on an Optional Call Date, the Maturity Date, the Default Payment Date or the Total Disposition Payment Date, as the case may be, the Company shall give to the Holder and the Trustee notice of such determination. Upon making such determination, absent manifest error this VSR Certificate shall terminate and become null and void and the Holder hereof shall have no further rights with respect hereto. The failure to give such notice or any defect therein shall not affect the validity of such determination.

         Upon the occurrence of a Redemption Event, the VSRs represented by this VSR Certificate may be redeemed at the option of the Company in whole (but not in part) at a redemption price, payable in cash, equal to the lesser of (x) 115% of the excess, if any, of the Base Amount determined as of the fifth Business Day prior to the date notices of redemption are mailed to Holders (the date of such mailing is referred to herein as the "Redemption Notice Date") over the 30-Day Average Market Price determined as of the fifth Business Day prior to the Redemption Notice Date and (y) $3.25 (the "Redemption Price").

         A "Redemption Event" shall be deemed to have occurred if either (i) as a result of an event beyond the reasonable control of the Company, the existence of the VSRs would cause the Company to cease to be a member of the consolidated group with respect to which the Company files consolidated federal income tax returns and such situation would be avoided or cured by the redemption of the VSRs or (ii) the VSRs would create any material financial or legal impediment to the consummation of any bona fide significant corporate event or transaction (a "Redemption Transaction") involving the Company, which transaction would, if consummated, result in a Change of Control of the Company and in connection with which transaction the Company has entered into definitive documentation which creates a binding obligation upon the Company to consummate such transaction (subject to customary conditions to closing and fiduciary obligations), in either of clauses (i) and (ii) as determined in good faith by the Board of Directors of the Company, as evidenced by an Officers' Certificate of the Company.

         Notwithstanding the foregoing, VSRs may not be redeemed (i) if the Company or (unless it shall have been the subject of a Change of Control) PCT or any of their respective successors or Affiliates (including for such purpose any director or officer of the Company or PCT) shall have engaged in any Prohibited Activity during the 35-trading day period preceding the Redemption Notice Date or (ii) in the case of a Redemption Event arising out of a Redemption Transaction, unless such Redemption Transaction shall have been consummated on or prior to the Redemption Payment Date.

         Notice of redemption shall include the Redemption Price, determined as provided for above, and if the Redemption Event arises out of a Redemption Transaction, a statement to the effect that such redemption is contingent upon the consummation of such Redemption Transaction, and shall be mailed at least 15 days but not more than 60 days before the date (the "Redemption Payment Date") payments are scheduled to be made to each Holder of VSR Certificates to be redeemed at its registered address. If money sufficient to pay the Redemption Price of all VSR Certificates to be redeemed is deposited with the Paying Agent on or before the payment date, on and after such date such VSR Certificates shall terminate and become null and void and the Holders thereof shall have no further rights with respect thereto subject, in the case of a Redemption Event arising out of a Redemption Transaction, to the consummation of such Redemption Transaction.

         Notwithstanding any provision of the Agreement or of this VSR Certificate to the contrary, (i) other than in the case of interest on the Default Payment Amount, no interest shall accrue on any amounts payable on the VSRs to any Holder, (ii) during the 60-day period immediately preceding (and including) an Optional Call Date on which the Company exercises its optional right to call the Securities or the Maturity Date, as the case may be, the Company shall not, and shall not permit any of its Subsidiaries or Affiliates (including for such purpose any director or officer of the Company and PCT) to engage in any Prohibited Activity and (iii) the Company shall not, and shall not permit any of its Subsidiaries or Affiliates (including for such purpose any director or officer of the Company and PCT) to acquire in open market transactions, private transactions or otherwise, the Securities.

         "Applicable Number" initially shall be equal to one subject to adjustment in accordance with Section 3.1(l) of the Agreement.

         "Base Amount" means, as of any date of determination, the excess (rounded to the nearest $.01) of (a)(x) $10.25, if the date of determination occurs on or before January 1, 1998, or (y) $11.00, if the date of determination occurs after January 1, 1998, over (b) the Distribution Amount.

         "Change of Control" shall mean, with respect to any specified Person, the occurrence of one or more of the following events: (i) a Person or entity or a group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Exchange Act) shall become the beneficial owner within the meaning of Rule 13d-3 under the Exchange Act) of shares representing 50% or more of the voting power of the outstanding shares of voting stock of such specified Person; (ii) such specified Person or any subsidiary of such specified Person shall merge or consolidate with any other Person and after giving effect to such merger or consolidation the holders of the voting stock of such specified Person immediately prior thereto will own shares representing less than 50% of the voting power of the voting stock of such specified Person or its ultimate parent; (iii) a sale or other disposition of all or substantially all of the assets of such specified Person; (iv) the issuance of shares of voting stock by such specified Person which would result in the number of shares of voting stock of such specified Person outstanding after such issuance being equal to or in excess of 150% of the number of shares of voting stock of such specified Person outstanding as of the Effective Date (subject to appropriate adjustment in the event of a stock split, stock dividend, recapitalization or other similar event applicable to shares of voting stock following the Effective
Date); and (v) if such specified Person is PCT, individuals who would constitute a majority of the nominees to be elected to the Board of Directors of PCT at any meeting of stockholders or by written consent (without regard to any members of the Board of Directors elected pursuant to the terms of any class or series of preferred stock of PCT) shall be elected to the Board of Directors where the election or nomination for election by PCT's stockholders of such directors was not approved by a vote of at least a majority of the directors in office immediately prior to such election.

         "Default Payment Amount" means, as of a Default Payment Date, an amount, if any, as determined by the Accounting Firm, equal to the lesser of
(i) the excess, if any, of (x) the Base Amount determined as of such Default Payment Date over (y) the 30-Day Average Market Price determined as of such Default Payment Date and (ii) $3.25.

         "Default Interest Rate" means 8.46% per annum.

         "Default Payment Date" means the date upon which this VSR becomes due pursuant to Section 8.1 of the Agreement.

         "Distribution Amount" means, as of any date of determination, the sum of (i) the value of all cash dividends or other cash distributions declared and paid with respect to the Applicable Number of shares of PCT Common Stock, (ii) all cash received by a holder of PCT Common Stock with respect to the Applicable Number of shares of PCT Common Stock as consideration in a merger, consolidation or other business combination, (iii) the fair market value, as determined by the Independent Financial Expert, of all dividends or other distributions consisting of property or assets (other than cash, the Securities or other securities, but including any rights, warrants or options to purchase Securities or other securities that expire prior to the Optional Call Date or the Maturity Date, as the case may be (collectively, "Designated Options")), declared and paid with respect to the Applicable Number of shares of PCT Common Stock, and (iv) the fair market value, as determined by the Independent Financial Expert, of all consideration consisting of property or assets (other than cash, the Securities or other securities, but including Designated Options) received by a holder of PCT Common Stock with respect to the Applicable Number of shares of PCT Common Stock as consideration in a merger, consolidation or other business combination, in all such cases from the Effective Date to such date of determination.

         For the purposes of this definition, (x) the amount of dividends declared and paid and the amount of consideration received with respect to the Applicable Number of shares of PCT Common Stock shall include dividends declared and paid and consideration received with respect to any securities paid as dividends or received as consideration with respect to the Applicable Number of shares of PCT Common Stock and (y) the fair market value of any Designated Option, as of any date of determination, shall equal the excess, if any, of the average of the Market Prices of the security underlying such Designated Option for the 30 consecutive trading days ended on the Business Day immediately prior to such date of determination (or if the underlying security no longer exists, for the 30 consecutive trading days ended on the Business Day immediately prior to the date of the transaction as a result of which such security ceased to exist) over the exercise price therefor provided in such Designated Option; provided that, if on the date any such Designated Option expired, the Market Price of the security underlying such Designated Option was less than the exercise price therefor provided in such Designated Option, the fair market value of such Designated Option shall equal zero.

         "Independent Financial Expert" means a nationally recognized investment banking firm selected by the Company that does not have a direct or indirect ownership interest in the Company or any of its Affiliates and that at the time it is called upon to give independent financial advice to the Company, is not (and none of whose directors, officers or Affiliates is) a director or officer of the Company or any of its Affiliates; provided, that, notwithstanding the foregoing, no such investment banking firm shall be disqualified as an Independent Financial Expert solely by reason of its ownership, in the ordinary course of business, for its own account or for the account of any customer of securities of the Company or any Affiliates of the Company.

         "Market Price" means, as of any date of determination, for any security, the last reported sale price as reported on the principal national securities exchange on which such security is then listed or, if (i) such security is not listed on a national securities exchange or (ii) such security is listed on a national securities exchange but the majority of the trading volume with respect to such security is effected on the NMS/NASDAQ, the last reported sale price as reported on NMS/NASDAQ or, if such security is not listed on a national securities exchange and is not quoted on NMS/NASDAQ, the average of the highest reported bid and lowest reported asked quotation on the NASDAQ or, if such security is not listed on a national securities exchange and is not quoted on NMS/NASDAQ or NASDAQ but is traded in the over-the-counter market, the fair market value of such security as determined by an Independent Financial Expert.

         "Prohibited Activity" means, with respect to any period, any acquisition or disposition in open market transactions, private transactions or otherwise, of (i) any shares of PCT Common Stock, (ii) any securities convertible into or exchangeable for shares of PCT Common Stock or (iii) any securities which holders of PCT Common Stock have received with respect to their shares of PCT Common Stock, whether as a dividend or distribution or in connection with a merger, consolidation or otherwise (other than, in each case, (w) shares of PCT Common Stock acquired on behalf of any 401k plan established for PCT and its subsidiaries to satisfy participant directions and related company matching obligations, (x) shares issued or acquired pursuant to employee stock options granted to directors, officers or employees in the ordinary course of business prior to the first day of such period, (y) sales or other dispositions of shares by directors or officers, or (z) acquisitions of up to an aggregate of 25,000 shares Of PCT Common Stock in the open market by directors or officers of PCT).

         "30-Day Average Market Price" means, as of any date of determination, the average of the Market Price of the Applicable Number of shares of PCT Common Stock for the 30 consecutive trading days ended on the Business Day immediately prior to such date of determination. For purposes of this definition, the Market Price of the Applicable Number of shares of PCT Common Stock shall (following such receipt) include the Market Price of any securities (other than the Securities) which shall have been received by a holder of PCT Common Stock with respect to the Applicable Number of shares of PCT Common Stock from the Effective Date to the date of determination, whether as a dividend or other distribution or in connection with a merger, consolidation or other business combination or a reclassification of PCT Common Stock.

         "Total Disposition" means (i) one or more mergers, consolidations or other business combinations involving PCT after giving effect to which no shares of PCT Common Stock shall remain outstanding or registered under the Exchange Act, (ii) a sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the assets of PCT or (iii) a reclassification of PCT Common Stock as the capital stock of any other Person (other than an Affiliate of PCT).

         "Total Disposition Amount" means, with respect to a Total Disposition, the fair market value, as determined by an

Independent Financial Expert, of (A) the consideration, if any, received with respect to the Applicable Number of shares of PCT Common Stock, by the holder thereof as a result of such Total Disposition, or (B) if an election of the type of consideration to be received by the holders of PCT Common Stock is made, the consideration selected by a majority of such stockholders (and assuming such holder did not exercise any right of appraisal granted under law).

         As set forth in Section 3.1(g) of the Agreement, to the extent the aggregate principal amount of the senior debt obligation referred to below is at least $25,000,000, all amounts payable on the Maturity Date may be paid, at the option of the Company, either in cash or, subject to the provisions of Sections 7.5 and 7.6 of the Agreement, by the issuance of a senior debt obligation of the Company which is not subordinated to any other debt obligation of the Company, with a principal amount equal to the amount of the payment due. Any debt issued by the Company in satisfaction of the Company's obligations with respect to VSRs shall be issued pursuant to an indenture having the principal terms set forth on Exhibit A to the Agreement and will have a maturity of up to three years from the date of issuance and will have an interest rate and redemption provisions determined in good faith by the Board of Directors of the Company to result in such debt having in the opinion of an Independent Financial Expert a market value as of the date of issuance on a fully distributed basis equal to 100% of its principal amount.

         The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of a majority of the Securities at the time Outstanding.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of the VSRs represented by this VSR Certificate is registerable on the Security Register of the Company, upon surrender of this VSR Certificate for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new VSR Certificates, for the same amount of VSRs, will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, this VSR Certificate is exchangeable for one or more VSR Certificates representing the same number of VSRs as represented by this VSR Certificate as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange of VSRs, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to the time of due presentment of this VSR Certificate for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this VSR Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

         A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company or the Trustee under the VSR or the Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a VSR Certificate, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the VSR Certificate.

         All capitalized terms used in this VSR Certificate without definition shall have the meanings assigned to them in the Agreement.

         Section 2.4 Form of Trustee's Certificate of Authentication.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the VSR Certificates referred to in the within-mentioned Agreement.


                                       AMERICAN STOCK TRANSFER & TRUST
                                       COMPANY, as Trustee


                                       By
                                          --------------------------------
                                          Authorized Officer

                                   ARTICLE 3

                                 THE SECURITIES

         Section 3.1 Title and Terms.

              (a) The aggregate number of VSR Certificates which may be authenticated and delivered under this Agreement is limited to a number equal to 23,500,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6 or 6.6.

              (b) The Securities shall be known and designated as the "Value Support Rights" of the Company.

              (c) Unless the right to receive any such amount previously has been satisfied in connection with an Optional Call Date, a Total Disposition, an Event of Default, or a Redemption Event, the Company shall pay to each Holder on the Maturity Date, for each VSR held by such Holder an amount, if any, as determined by an independent "big six" accounting firm (other than the accounting firm or firms serving as the principal auditors for the Company or
PCT) selected by the Company (the "Accounting Firm"), equal to the lesser of
(x) the excess, if any, of the Base Amount determined as of such date, over the 30-Day Average Market Price determined as of such date and (y) $3.25. Such determinations by the Accounting Firm absent manifest error shall be final and binding on the Company and the Holders. The Company shall provide notice to the Trustee of the amount payable and the method of payment pursuant to this
Section 3.1(c) together with a reasonably detailed calculation of the determination of such amount.

              (d) Upon an Optional Call Date, the Company may, in its sole discretion, pay to the Holder hereof for each VSR represented hereby an amount, as determined by the Accounting Firm, payable in cash equal to the lesser of (x) the excess, if any, of the Base Amount determined as of such Optional Call Date, over the 30-Day Average Market Price determined as of such date and (y) $3.25; provided, however, such amount (the "Optional Call Payment Amount") shall in no event be less than $0.50 if such Optional Call Date is on or prior to January 1, 1998. Such determinations by the Accounting Firm absent manifest error shall be final and binding on the Company and the Holders. Such payment shall be made on any date (the "Optional Call Payment Date") established by the Company, which in no event shall be more than 30 days after the Optional Call Date, to holders of record at the close of business on the tenth business day following such Optional Call Date. In the event the Company exercises its optional right to call the Securities on an Optional Call Date, the Company shall issue a press release on such date announcing such event, the Optional Call Payment Amount and the Optional Call Payment Date. As soon as practicable following such Optional Call Date, the Company shall give the Holder and the Trustee hereof notice, in the form set forth below, that the Company has exercised its optional right to call the Securities, the Optional Call Payment Amount and the Optional Call Payment Date; provided, however, such notice to Holders may, at the option of the Company, occur simultaneously with the payment of the Optional Call Payment Amount.

                                  * * * * * *

                         MAFCO CONSOLIDATED GROUP INC.

                              VALUE SUPPORT RIGHTS

                                                                [Date]

          NOTICE OF EXERCISE OF OPTIONAL RIGHT TO CALL THE SECURITIES


         NOTICE IS HEREBY GIVEN THAT, pursuant to Section 3.1 of the Value Support Rights Agreement, dated as of November 25, 1996 (the "Agreement"), between Mafco Consolidated Group Inc., (the "Company"), and American Stock Transfer & Trust Company, as trustee (the "Trustee"), the Company has exercised its optional right to call the Securities. All terms used in this Notice which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

         The Optional Call Payment Amount payable to each Holder on ________, the Optional Call Payment Date, for each VSR held by such Holder shall be equal to $___________.

                                                 MAFCO CONSOLIDATED GROUP INC.

                                  * * * * * *

              (e) Upon the consummation of a Total Disposition, the Company shall pay to each Holder for each VSR held by such Holder an amount, if any, as determined by the Accounting Firm, equal to the lesser of (x) the excess, if any, of the Base Amount determined as of the Total Disposition Payment Date over the Total Disposition Amount and (y) $3.25. Such determinations by the Accounting Firm and any Independent Financial Expert absent manifest error shall be final and binding on the Company and the Holders. Such payment shall be made on any date (the "Total Disposition Payment Date") established by the Company, which in no event shall be more than 30 days after the date on which the Total Disposition was consummated.

              (f) As soon as practicable following a Total Disposition, the Company shall give each Holder and the Trustee notice of such Total Disposition and the Total Disposition Payment Date and such notice to the Trustee shall also specify the method of payment of the amount payable on the Total Disposition Payment Date. The Company shall also provide to the Trustee an Officers' Certificate as to the occurrence of a Total Disposition setting forth the amount of such payment.

              (g) To the extent the aggregate principal amount of the senior debt obligation referred to below is at least $25,000,000, all amounts payable pursuant to the VSRs on the Maturity Date may be paid, at the option of the Company, either in cash or, subject to the provisions of Sections 7.5 and 7.6 of this Agreement, by the issuance of a senior debt obligation of the Company which is not subordinated to any other debt obligation of the Company, with a principal amount equal to the amount of the payment due. The Company shall provide notice to the Trustee of the method of payment within one Business Day prior to the payment thereof. Any debt issued by the Company in satisfaction of the Company's obligations with respect to VSRs shall be issued pursuant to an indenture having the principal terms set forth on Exhibit A hereto and will have a maturity of up to three years from the date of issuance and will have an interest rate and redemption provisions determined in good faith by the Board of Directors of the Company to result in such debt having in the opinion of an Independent Financial Expert a market value as of the date of issuance on a fully distributed basis equal to 100% of its principal amount. Such determination of the Board of Directors will be supported by a written opinion delivered to the Board of Directors by an Independent Financial Expert. Prior to the issuance of such debt securities, the Company shall provide the Trustee with an Officer's Certificate as to compliance with the conditions precedent to the issuance of such debt securities set forth in this Agreement.

              (h) Upon the occurrence of a Redemption Event, the VSRs may be redeemed at the option of the Company in whole (but not in part) on or prior to the consummation of such event or transaction at a redemption price, payable in cash, equal to the lesser of (x) 115% of the excess, if any, of the Base Amount determined as of the fifth Business Day prior to the date notices of redemption are mailed to Holders (the date of such mailing is referred to herein as the "Redemption Notice Date") over the 30-Day Average Market Price determined as of the Redemption Notice Date and (y) $3.25 (the "Redemption Price"). A notice of the redemption pursuant to this Section 3.1(h) setting forth the Redemption Price and the date of redemption shall also be delivered to the Trustee, together with an Officer's Certificate as to the occurrence of a Redemption Event and specifying the Redemption Price and redemption date.

         A "Redemption Event" shall be deemed to have occurred if either (i) as a result of an event beyond the reasonable control of the Company, the existence of the VSRs would cause the Company to cease to be a member of the consolidated group with respect to which the Company files consolidated federal income tax returns and such situation would be avoided or cured by the redemption of the VSRs or (ii) the VSRs would create any material financial or legal impediment to the consummation of any bona fide significant corporate event or transaction (a "Redemption Transaction") involving the Company, which transaction would, if consummated, result in a Change of Control of the Company and in connection with which transaction the Company has entered into definitive documentation which creates a binding obligation upon the Company to consummate such transaction (subject to customary conditions to closing and fiduciary obligations), in either of clauses (i) and (ii) as determined in good faith by the Board of Directors of the Company as evidenced by an Officers' Certificate of the Company.

         Notwithstanding the foregoing, VSRs may not be redeemed (i) if the Company or (unless it shall have been the subject of a Change of Control) PCT or any of their respective successors or Affiliates (including for such purpose any director or officer of the Company and PCT) shall have engaged in any Prohibited Activity during the 35-trading day period preceding the Redemption Notice Date or (ii) in the case of a Redemption Event arising out of a Redemption Transaction, unless such Redemption Transaction shall have been consummated on or prior to the Redemption Payment Date.

         Notice of redemption shall include the Redemption Price, determined as provided for above, and if the Redemption Event arises out of a Redemption Transaction, a statement to the effect that such redemption is contingent upon the consummation of such Redemption Transaction, and shall be mailed at least 15 days but not more than 60 days before the date (the "Redemption Payment Date") payments are scheduled to be made to each Holder of VSR Certificates to be redeemed at its registered address. If money sufficient to pay the Redemption Price of all VSR Certificates to be redeemed is deposited with the Paying Agent on or before the payment date, on and after such date such VSR Certificates shall terminate and become null and void and the Holders thereof shall have no further rights with respect thereto subject, in the case of a Redemption Event arising out of a Redemption Transaction, to the consummation of such Redemption Transaction.

              (i) Notwithstanding any provision of this Agreement or the VSR Certificates to the contrary, other than in the case of interest on the Default Payment Amount, no interest shall accrue on any amounts payable on the VSRs to any Holder.

              (j) In the event that all of the VSR Certificates not previously cancelled shall have been called for redemption by the Company pursuant to
Section 3.1(h) hereof or shall have become due and payable pursuant to the terms hereof, and the Company has paid or caused to be paid or deposited with the Trustee all amounts payable to the Holders under this Agreement, then this Agreement shall cease to be of further effect and shall be deemed satisfied and discharged. Notwithstanding the satisfaction and discharge of this Agreement, the obligations of the Company under Section 4.6(c) shall survive.

              (k) In the event PCT shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the number of outstanding shares of PCT Common Stock (an "Adjustment Event"), the Applicable Number with respect to shares of PCT Common Stock shall, from and after the date of such Adjustment Event (subject to further adjustment in accordance with this Section 3.1(k)), equal the Applicable Number with respect to the shares of PCT Common Stock in effect immediately prior to such Adjustment Event, multiplied by a fraction, the numerator of which shall be the total number of shares of PCT Common Stock outstanding immediately following such Adjustment Event and the denominator of which shall be the total number of shares of PCT

Common Stock outstanding immediately prior to such Adjustment Event. In the event that any securities received with respect to PCT Common Stock shall in any manner be subdivided (by stock split, stock dividend or otherwise) or combined (by reverse stock split or otherwise), appropriate adjustments shall be made in a manner consistent with the principles set forth in this Section 3.1(k). Whenever an adjustment is made as provided in this Section 3.1(k), the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Trustee a copy of such certificate and (iii) mail a brief summary thereof to each Holder. The Trustee shall be fully protected in relying on any such certificate and on any adjustment therein contained. Such adjustment absent manifest error shall be final and binding on the Company and the Holders.

         Section 3.2 Registrable Form.

         The Securities shall be issuable only in registered form.

         Section 3.3 Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its chairman of the Board of Directors or its president or any vice president or its treasurer, but need not be attested. The signature of any of these officers on the Securities may be manual or facsimile. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

         Securities bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Agreement, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Agreement and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual or facsimile signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Agreement.

         Section 3.4 Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Agreement as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 7.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like amount of definitive Securities. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Agreement as definitive Securities.

         Section 3.5 Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the office of American Stock Transfer & Trust Company a register (the register maintained in such office and in any other office or agency designated pursuant to Section 7.2 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. American Stock Transfer & Trust Company is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 7.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new VSR Certificates representing the same aggregate number of VSRs represented by the VSR Certificate so surrendered that are to be transferred and the Company shall execute and the Trustee shall authenticate and deliver, in the name of the transferor, one or more new VSR Certificates representing the aggregate number of VSRs represented by such VSR Certificate that are not to be transferred.

         At the option of the Holder, VSR Certificates may be exchanged for other VSR Certificates that represent in the aggregate the same number of VSRs as the VSR Certificates surrendered at such office or agency. Whenever any VSR Certificates are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the VSR Certificates which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits under this Agreement, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4 or 6.6 not involving any transfer.

         Section 3.6 Mutilated, Destroyed, Lost and Stolen Securities.

         If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon delivery of a Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new VSR Certificate of like tenor and amount of VSRs, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is to become due and payable within 15 days, the Company in its discretion may, instead of issuing a new VSR Certificate, pay to the Holder of such Security on an Optional Call Date, the Maturity Date, the Total Disposition Payment Date or the Default Payment Date, as the case may be, all amounts due and payable with respect thereto.

         Upon the issuance of any new Securities under this Section, the Company shall pay any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 3.7 Presentation of VSR Certificate.

         Payment of any amounts pursuant to the VSRs shall be made only upon presentation by the Holder thereof, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts or in debt securities of the Company in accordance with the provisions of Section 3.1(g). However, the Company may pay such amounts by its check payable in such money.

         Section 3.8 Persons Deemed Owners.

         Prior to the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 3.9 Cancellation.

         All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

                                   ARTICLE 4
                                  THE TRUSTEE

         Section 4.1 Certain Duties and Responsibilities.

              (a) With respect to the Holders of Securities issued, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants shall be read into this Agreement against the Trustee. In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

              (b) In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

              (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent

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


action, its own negligent failure to act, or its own willful misconduct, except that

                   (1) this Subsection (c) shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

                   (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                   (3) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                   (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 8.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

              (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

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


         Section 4.2 Certain Rights of Trustee.

         Subject to the provisions of Section 4.1:

              (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in the document;

              (b) any request or direction or order of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon;

              (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon or an Opinion of Counsel;

              (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and

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


in accordance with such advice or Opinion of Counsel;

              (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

              (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

              (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

              (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

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


         Section 4.3 Not Responsible for Recitals or Issuance of Securities.

         The Trustee shall not be accountable for the Company's use of the Securities or the proceeds from the Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Securities.

         Section 4.4 May Hold Securities.

         The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 4.7 and 4.12, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         Section 4.5 Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

         Section 4.6 Compensation and Reimbursement.

         The Company agrees

              (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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


              (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (c) to indemnify the Trustee and each of its agents, officers, directors and employees (each an "indemnitee") for, and to hold it harmless against, any loss, liability or expense (including attorneys fees and expenses) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company hereunder shall constitute additional indebtedness hereunder. To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay particular Securities. The Company's payment obligations pursuant to this Section shall survive the termination of this Agreement. When a Trustee incurs expenses after the occurrence of an Event of Default specified in Section 8.1(c) or 8.1(d) with respect to the Company, the expenses are intended to constitute expenses of administration under bankruptcy laws.

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


         Section 4.7 Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Agreement. The Company shall take prompt steps to have a successor appointed in the manner provided in this Agreement.

         Section 4.8 Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 4.9 Resignation and Removal; Appointment of Successor.

              (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 4.10.

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


              (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

              (c) The Trustee may be removed at any time by an Act of the Holders of a majority of the Outstanding Securities, delivered to the Trustee and to the Company.

              (d) If at any time:

                   (1) the Trustee shall fail to comply with Section 4.7 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                   (2) the Trustee shall cease to be eligible under Section 4.8 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                   (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

              (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after any removal by Holders of a majority of the Outstanding Securities, a successor Trustee shall be appointed by Act of the Holders of a majority of the Outstanding Securities delivered to the Company and the retiring Trustee the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 4.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment within 60 days after the retiring Trustee tenders its resignation or is removed, the retiring Trustee may, or, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

              (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust office. If the Company fails to send such notice within ten days after acceptance of appointment by a succes-sor Trustee, it shall not be a default hereunder but the successor Trustee shall cause the notice to be mailed at the expense of the Company.

         Section 4.10 Acceptance of Appointment of Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, upon request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 4.11 Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the

Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and such certificate shall have the full force which it is anywhere in the Securities or in this Agreement provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 4.12 Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or shall become a creditor of the Company (or any other obligor upon the Securities) the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

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


                                   ARTICLE 5
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 5.1 Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee (i) semiannually, not later than June 30 and December 31 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such date, and (ii) at such times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

         Section 5.2 Preservation of Information; Communications to Holders.

              (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 5.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 5.1 upon receipt of a new list so furnished.

              (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Agreement and the corresponding rights and privileges of the Trustee shall be as provided by the Trust Indenture Act.

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


              (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be deemed to be in violation of law or held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

         Section 5.3 Reports by Trustee.

              (a) Within 60 days after December 31 of each year commencing with the first December 31 after the first issuance of Securities, the Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this Agreement as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto.

              (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and also with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

         Section 5.4 Reports by Company.

         The Company shall:

              (a) file with the Trustee,

                   (i) within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the

         Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (such required information, documents and other reports, generally, the "Exchange Act Documents"); or,

                   (ii) if the Company is not required to file its Exchange Act Documents, quarterly and annual financial information that would be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

              (b) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information documents and reports required to be filed by the Company pursuant to subsection (a) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                   ARTICLE 6
                                   AMENDMENTS

         Section 6.1 Amendments Without Consent of Holders.

         Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more amendments hereto or to the Securities, for any of the following purposes:

                   (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets; or

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


                   (b) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                   (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Agreement as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority of the Securities to waive such an Event of Default; or

                   (d) to cure any ambiguity, or to correct or supplement any provision herein or in the Securities which may be defective or inconsistent with any other provision herein; provided that such provisions shall not materially reduce the benefits of this Agreement or the Securities to the Holders; or

                   (e) to make any other provisions with respect to matters or questions arising under this Agreement; provided that such provisions shall not adversely affect the interests of the Holders; or

                   (f) to make any amendments or changes necessary to comply or maintain compliance with the Trust Indenture Act.

         Promptly following any amendment of this Agreement or the Securities in accordance with this Section 6.1, the Trustee shall notify the Holders of the Securities of such amendment; provided that any failure so to notify the Holders shall not affect the validity of such amendment.

         Section 6.2 Amendments with Consent of Holders.

         With the consent of the Holders of a majority of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by a Board Resolution) and the Trustee may enter into one or more amendments hereto or to the Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or to the Securities or of modifying in any manner the rights of the Holders under this Agreement or to the Securities; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Security affected thereby:

              (a) modify the definition of Optional Call Date, Optional Call Payment Date, Maturity Date, Total Disposition Payment Date, Default Payment Date, Market Price, 30-Day Average Market Price, Default Payment Amount, Default Payment Interest Rate, Base Amount or Prohibited Activity, modify
Section 3.1(k) or otherwise extend the maturity of the Securities or reduce the amounts payable

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


in respect of the Securities or modify any other payment term, interest rate or payment date or, except as expressly permitted by Section 6.1(e), modify the definition of Applicable Number, Distribution Amount, Optional Call Payment Amount, Total Disposition Amount or Change of Control;

              (b) reduce the amount of the Outstanding Securities, the consent of whose Holders is required for any such amendment; or

              (c) modify any of the provisions of this Section or Section 8.10, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Security affected thereby.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall he sufficient if such Act shall approve the substance thereof.

         Section 6.3 Execution of Amendments.

         In executing any amendment permitted by this Article, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it, and (subject to Section 4.1) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee shall execute any amendment authorized pursuant to this Article VI if the amendment does not adversely affect the Trustee's own rights, duties or immunities under this Agreement or otherwise. Otherwise, the Trustee may, but need not, execute such amendment.

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


         Section 6.4 Effect of Amendments; Notice to Holders.

         Upon the execution of any amendment under this Article, this Agreement and the Securities shall be modified in accordance therewith, and such amendment shall form a part of this Agreement and the Securities for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Promptly after the execution by the Company and the Trustee of any amendment pursuant to the provisions of this Article, the Company shall mail a notice thereof by first class mail to the Holders of Securities at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

         Section 6.5 Conformity with Trust Indenture Act.

         Every amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         Section 6.6 Reference in Securities to Amendments.

         If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. Securities authenticated and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any such amendment may be prepared and executed by the Company and

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


authenticated and delivered by the Trustee in exchange for Outstanding Securities. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                                   ARTICLE 7
                                   COVENANTS

         Section 7.1 Payment of Amounts, if any, to Holders.

         The Company will duly and punctually pay the amounts, if any, on the Securities in accordance with the terms of the Securities and this Agreement. Such amounts shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Agreement money sufficient to pay all such amounts then due. Notwithstanding any other provision of this Agreement, the Trustee and the Paying Agent shall comply with all U.S. federal withholding requirements with respect to payments to Holders that the Company, the Trustee or the Paying Agent reasonably believes are applicable under the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder. Amounts withheld in compliance with such withholding requirements shall, for purposes of this Agreement, be treated as paid to the Holder such withholding was made with respect to. The consent of Holder shall not be required for any such withholding.

         Section 7.2 Maintenance of Office or Agency.

         As long as any of the Securities remain Outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency
(i) where Securities may be presented or surrendered for payment, (ii) where Securities may be surrendered for registration of transfer or exchange and
(iii) where notices and
demands to or upon the Company in respect of the Securities and this Agreement may be served. The office of the Trustee at Fifteenth Avenue, Brooklyn, New York 11219 shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company or any of its Subsidiaries may act as Paying Agent, registrar or transfer agent; provided that such Person shall take appropriate actions to avoid the commingling of funds. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

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


         Section 7.3 Money for Security Payments to Be Held in Trust.

         If the Company or any of its Subsidiaries shall at any time act as the Paying Agent, it will, on or before an Optional Call Payment Date, the Maturity Date, the Total Disposition Payment Date, Redemption Payment Date or the Default Payment Date, as the case may be, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amounts, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before an Optional Call Payment Date, the Maturity Date, the Total Disposition Payment Date, the Redemption Payment Date or the Default Payment Date, as the case may be, deposit with a Paying Agent a sum in same day funds sufficient to pay the amount, if any, so becoming due; such sum to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that
(A) such Paying Agent will hold all sums held by it for the payment of any amount payable on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will notify the Trustee of the sums so held and (B) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment on the Securities when the same shall be due and payable.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment on any Security and remaining unclaimed for one year after an Optional Call Payment Date, the Maturity Date, the Total Disposition Payment Date, Redemption Payment Date or the Default Payment Date, as the case may be, shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

         Section 7.4 Certain Purchases and Sales.

              (a) During the 60-day period immediately preceding (and including) an Optional Call Date on which the Company exercises its optional right to call the Securities or the Maturity Date, as the case may be, the Company shall not, and shall not permit any of its Subsidiaries or Affiliates (including for such purpose any director or officer of the Company and PCT) to engage in any Prohibited Activity.

              (b) The Company shall not, and shall not permit any of its Subsidiaries or Affiliates (including for such purpose any director or officer of the Company and PCT) to acquire in open market transactions, private transactions or otherwise, the Securities.

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


         Section 7.5 Listing of Securities.

         The Company will use its best efforts to cause (i) the Securities and
(ii) the securities, if any, contemplated to be issued pursuant to an indenture having the terms set forth on Exhibit A hereto, to be either (a) registered on a national securities exchange or (b) quoted on NMS/NASDAQ.

         Section 7.6 Registration of Debt Securities; TIA.

         If the Company elects to satisfy its obligations hereunder, subject to the provisions of Section 7.7 hereof, by issuing debt securities pursuant to an indenture having the terms set forth on Exhibit A (the "Payment Notes"), the Company, shall cause, no later than the applicable payment date hereunder, (i) such issuance of debt securities to be registered under the Securities Act and
(ii) such indenture to be qualified under the TIA.

         Section 7.7 Minimum Principal Amount of Debt Securities.

         Notwithstanding anything in this Agreement to the contrary, if the Company elects to issue Payment Notes pursuant to Section 7.6 hereof, the Company may elect not to issue Payment Notes to any individual Holder if such Holder would receive, in the aggregate, a principal amount of Payment Notes (the "Owed Principal Amount") that is less than an amount to be determined by the Company prior to the issuance thereof (the "Minimum Principal Per Holder"), but the Minimum Principal Per Holder shall not exceed $1,000.00. If such individual Holder's owed Principal Amount exceeds the Minimum Principal Per Holder, the Company may elect to issue to such individual Holder Payment Notes in an aggregate principal amount that is (i) at least the Minimum Principal Per Holder and (ii) in increments

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above the Minimum Principal Per Holder in an amount to be determined by the
Company prior to the issuance of the Payment Notes, but each such increment shall not exceed $1,000.00. Any obligations under this Agreement of the Company to any such individual Holder that are not satisfied by the issuance of Payment Notes as a result of the provisions of this Section 7.7 shall be satisfied by the Company as otherwise provided in this Agreement. Any payments of cash by the Company contemplated by this Agreement (including this Section 7.7) may be funded in whole or in part by the issuance of Payment Notes to the Trustee and by the Trustee's subsequent sale of such Payment Notes on the principal national securities exchange on which such Payment Notes are listed or, if such Payment Notes are not so listed, on NMS/NASDAQ. Nothing in this Section 7.7 shall require the Company to issue any Payment Notes to any Holder.

         Section 7.8 Manipulative Transactions.

         Neither the Company nor any of its Affiliates shall take any action that is intended to manipulate the 30-Day Average Market Price during the 60-day period immediately preceding (and including) an Optional Call Date on which the Company exercises its optional right to call the Securities or the Maturity Date, as the case may be.

         Section 7.9 Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, commencing with the fiscal year ending in the year during which the Securities are first issued hereunder (but in no event more than one year from such issuance), a written statement signed by the Chairman of the Board, President or other principal executive officer or Vice President of

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the Company and by the Treasurer or other principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof, that

              (a) a review of the activities of the Company during such year and of performance under this Agreement has been made under his supervision, and

              (b) to the best of his knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

         Section 7.10 Notice of Default.

         The Company shall file with the Trustee written notice of the occurrence of any Event of Default or other default under this Agreement within five business days of its becoming aware of any such Default or Event of Default.

                                   ARTICLE 8

                      REMEDIES OF THE TRUSTEE AND HOLDERS
                              ON EVENT OF DEFAULT

         Section 8.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default.

         "Event of Default" with respect to the Securities, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

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


                   (a) default in the payment of all or any part of the amounts payable in respect of any of the Securities as and when the same shall become due and payable either at an Optional Call Payment Date, the Maturity Date, the Total Disposition Payment Date or otherwise; or

                   (b) default in the performance, or breach, of any covenant or warranty of the Company in respect of the Securities (other than a covenant or warranty in respect of the Securities, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                   (c) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

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


                   (d) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

If an Event of Default described above occurs and is continuing, then, and in each and every such case, unless all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% of the Securities then Outstanding hereunder by notice in writing to the Company (and to the Trustee if given by the Holders), may declare the Securities to be due and payable immediately, and upon any such declaration the Default Amount for each VSR shall become immediately due and payable and, thereafter, shall bear interest at the Default Interest Rate until payment is made to the Trustee.

         The foregoing provisions, however, are subject to the condition that if, at any time after the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all amounts which shall have become due otherwise than by acceleration (with interest upon such overdue amount at the Default Interest Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover

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reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Agreement, other than the non-payment of the amounts which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority of all the Securities then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to the Securities and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof.

         Section 8.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt.

         The Company covenants that in case default shall be made in the payment of all or any part of the Securities when the same shall have become due and payable, whether at an Optional Call Payment Date, the Maturity Date, the Total Disposition Payment Date, the Default Payment Date, or upon acceleration or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all Securities (with interest from the date due and payable to the date of such payment upon the overdue amount at the Default Interest Rate); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their

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


respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

                  The Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other remedy.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings relative to the Company or an other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or

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taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as herein expressed or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, (but shall have no obligation) by intervention in such proceedings or otherwise:

                   (a) to file and prove a claim or claims for the whole amount owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities, or to their respective property;

                   (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

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


                   (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.6. To the extent that such payment of reasonable compensation, expenses, disbursements, advances and other amounts out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, or the

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


rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and of asserting claims under this Agreement, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof and any trial or other proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

         Section 8.3 Application of Proceeds.

         Any monies collected by the Trustee pursuant to this Article in respect of any Securities shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented Securities if only partially paid or upon surrender thereof if fully paid:

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


         FIRST: To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.6;

         SECOND: To the payment of the whole amount then owing and unpaid upon all the Securities, with interest at the Default Interest Rate on all such amounts, and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such amounts without preference or priority of any security over any other Security, ratably to the aggregate of such amounts due and payable; and

         THIRD: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

         Section 8.4 Suits for Enforcement.

         In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement or

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to enforce any other legal or equitable right vested in the Trustee by this
Agreement or by law.

         Section 8.5 Restoration of Rights on Abandonment of Proceedings.

         In case the Trustee or any Holder shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Company and the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

         Section 8.6 Limitations on Suits by Holders.

         No Holder of any Security shall have any right by virtue or by availing of any provision of this Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% of the Securities then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days

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after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to
Section 8.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to effect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 8.7 Unconditional Right of Holders to Institute Certain Suits.

         Notwithstanding any other provision in this Agreement and any provision of any Security, the right of any Holder of any Security to receive payment of the amounts payable in respect of such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

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         Section 8.8 Powers and Remedies Cumulative; Delay or Omission Not
Waiver of Default.

         Except as provided in Section 8.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 8.6, every power and remedy given by this Agreement or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

         Section 8.9 Control by Holders.

         The Holders of a majority of the Securities at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities by this Agreement; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Agreement; and provided further that (subject to

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the provisions of Section 4.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 4.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

         Nothing in this Agreement shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

         Section 8.10 Waiver of Past Defaults.

         Prior to the declaration of the acceleration of the maturity of the Securities as provided in Section 8.1, in the case of a default or an Event of Default specified in clause (b), (c) or (d) of Section 8.1, the Holders of a majority of all the Securities then Outstanding may waive any such default or Event of Default, and its consequences except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities

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shall be restored to their former positions and rights hereunder, respectively;
but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 8.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances.

         The Trustee shall transmit to the Holders, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults which have occurred and are known to the Trustee, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "Defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the amounts payable in respect of any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

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         Section 8.12 Right of Court to Require Filing of Undertaking to Pay
Costs.

         All parties to this Agreement agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% of the Securities Outstanding or to any suit instituted by any Holder for the enforcement of the payment of any Security on or after the due date expressed in such Security.

                                   ARTICLE 9
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         Section 9.1 Company May Consolidate, etc., on Certain Terms.

         The Company covenants that it will not merge or consolidate with or into any other Person or sell or convey all or substantially all of its assets to any Person, unless (i) the Company shall be the continuing corporation, or the successor Person or the Person which acquires by sale or conveyance substantially all the assets of the Company shall be a Person organized under the laws of the United

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States of America or any State thereof and shall expressly assume by an instrument supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by the Company and (ii) the Company, or such successor Person, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition provided, however, that nothing herein shall affect the rights of the Holders or the Trustee upon any Total Disposition.

         Section 9.2 Successor Person Substituted.

         In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor Person, such successor Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein. Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Agreement prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securi-ties so issued shall in all respects have the same legal rank and benefit under this Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         In the event of any such sale or conveyance (other than a conveyance by way of lease) the Company or any Person which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Agreement and the Securities and may be liquidated and dissolved.

         Section 9.3 Opinion of Counsel to Trustee.

         The Trustee, subject to the provisions of Sections 4.1 and 4.2, shall receive an Opinion of Counsel, prepared in accordance with Sections 1.3 and 1.4, as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Agreement.
                                  * * * * * *

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         This Agreement shall be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                       MAFCO CONSOLIDATED GROUP INC.


                                       By: /s/ Glenn P. Dickes
                                          --------------------------------
                                          Name:  Glenn P. Dickes
                                          Title: Vice President


                                       AMERICAN STOCK TRANSFER & TRUST COMPA-
                                       NY, as Trustee


                                       By: /s/ Joseph F. Wolf
                                          --------------------------------
                                          Name:  Joseph F. Wolf
                                          Title: Vice President


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                                                                     EXHIBIT A

                         MAFCO CONSOLIDATED GROUP INC.

                        SUMMARY OF TERMS OF SENIOR NOTES


ISSUER:                                Mafco Consolidated Group Inc. (the
                                       "Company").

SECURITIES:                            Senior Notes (the "Notes") to be
                                       issued under an indenture (the
                                       "Indenture") between the Company
                                       and American Stock Transfer &
                                       Trust Company, as trustee (the
                                       "Trustee").

PRINCIPAL AMOUNT:                      Aggregate amount due and payable with
                                       respect to the VSRs issued by the
                                       Company.

MATURITY:                              Up to three years from date of issuance.

INTEREST; REDEMPTION:                  A rate of interest and redemption pro-
                                       visions determined in good faith by
                                       the Board of Directors such that the
                                       Notes will have in the opinion of an
                                       Independent Financial Expert a market
                                       value as of the date of issuance on a
                                       fully distributed basis equal to 100%
                                       of its principal amount.  Such deter-
                                       mination will be supported by a writ-
                                       ten opinion delivered to the Board of
                                       Directors by an Independent Financial
                                       Expert (as such term is defined in the
                                       VSR Agreement).  Interest will be pay-
                                       able in cash semiannually in arrears.

COVENANTS:                             Pursuant to the Indenture, the Company
                                       shall covenant (i) to pay the princi-
                                       pal of and interest on the Notes
                                       promptly when due; (ii) to furnish the
                                       Trustee and holders of the Notes with
                                       information, documents and other re-
                                       ports required to be filed with the
                                       SEC under Sections 13 and 15(d) of the
                                       Securities Exchange Act of 1934, as
                                       amended; and (iii) not to engage in
                                       any affiliated transaction on other
                                       than arm's-length terms.

RANKING:                               The Notes will not be subordinated to
                                       any other indebtedness of the
                                       Company and will rank pari passu
                                       with all other unsubordinated
                                       indebtedness of the Company
                                       (provided that the Company

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                                       shall not be prohibited from issuing
                                       secured indebtedness).

SUCCESSOR COMPANY
PROVISIONS:                            The Company shall not consolidate or
                                       merge with or into, or sell all or
                                       substantially all of its assets to,
                                       any Person unless (i) the surviving or
                                       transferee Person is a Person orga-
                                       nized under the laws of the United
                                       States or any state thereof and shall
                                       expressly assume the obligations under
                                       the Indenture and (ii) immediately
                                       after giving effect to such transac-
                                       tion no default shall have occurred
                                       and being continuing.

EVENTS OF DEFAULT:                     Failure to pay principal when due;
                                       failure to pay interest within 30 days
                                       of when due; failure to comply with
                                       the Successor Company provisions; de-
                                       fault in the performance of any other
                                       covenant for a period of 90 days after
                                       notice thereof; and events of bank-
                                       ruptcy, insolvency or reorganization
                                       with respect to the Company.

REGISTRATION; TIA;
LISTING: The issuance of the Notes shall have been registered under the Securities Act of 1933, as amended; the Indenture shall have been qualified under the Trust Indenture Act of 1939, as amend-ed; and the Notes shall have been ap-proved for listing, subject to offi-cial notice of issuance, on a national securities exchange or on NASDAQ.

ADDITIONAL TERMS:                      The Indenture shall contain such other
                                       provisions, where applicable, as are
                                       consistent with the VSR Agreement.

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